General California Municipal Bond Fund, Inc.

Investing for income exempt from federal and California state income taxes


PROSPECTUS February 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  Back Cover

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds


The Fund

General California Municipal Bond Fund, Inc.
--------------------------------

Ticker Symbol: GCABX

GOAL/APPROACH


The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal and California state personal income taxes.


The fund will invest at least 65% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, it may invest up to 35% of its net assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, rating organizations assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.



<PAGE 2>

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and therefore in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money.

Other risk factors could have an effect on the fund's performance:

* if an issuer fails to make timely interest or principal payments or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

* California's economy and revenues underlying municipal obligations may decline

* investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state


* lower-rated, higher yielding municipal bonds are subject to greater credit risk than investment grade obligations; lower-rated bonds tend to be more volatile and less liquid

* if the municipal bond market becomes less liquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically


Although the fund's objective is to generate income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable bonds and/or municipal bonds that are exempt only from federal personal income tax.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

                                                                      The Fund



<PAGE 3>

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, a broad measure of municipal bond performance. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)



   10.94   8.63   13.70  -7.02   18.00   4.30   8.82   5.50   -5.90   15.13
      91     92      93     94      95     96     97     98      99      00



BEST QUARTER:                                 Q1 '95         +7.32%

WORST QUARTER:                                Q1 '94         -5.80%
--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00


                            1 Year               5 Years            10 Years
 ------------------------------------------------------------------------------


FUND                         15.13%               5.34%                6.91%

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX                   11.68%               5.84%                7.32%



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. Although the fund's board has adopted a Rule 12b-1 distribution plan, the fund currently does not intend to implement the plan and will only do so if prior written notice is given to shareholders.
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Fee table

SHAREHOLDER TRANSACTION FEES
% OF TRANSACTION AMOUNT
Maximum redemption fee                                                    0.10%

CHARGED ONLY WHEN SELLING SHARES YOU
HAVE OWNED FOR LESS THAN 30 DAYS

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.60%

Rule 12b-1 fee (distribution and servicing)                               0.25%

Shareholder services fee                                                  0.07%


Other expenses                                                            0.10%
--------------------------------------------------------------------------------

TOTAL                                                                     1.02%
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Expense example

1 Year              3 Years                5 Years                10 Years

 ------------------------------------------------------------------------------


$104                $325                   $563                    $1,248



This example  shows what you could pay in expenses  over time.  It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.


RULE 12B-1 FEE: the fee paid to the fund's distributor for distributing the fund's shares, advertising and marketing, and shareholder account service and maintenance. Because this fee would be paid out of the fund's assets, if implemented, over time it would increase the cost of your investment and cost you more than paying other types of sales charges. Since the Rule 12b-1 plan has not been implemented, total fund operating expenses were 0.77%.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                      The Fund

<PAGE 5>

MANAGEMENT



The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $150 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.




The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each has adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


Portfolio manager

A. Paul Disdier has managed the fund since 1989 and has been employed by Dreyfus since February 1988.



<PAGE 6>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                    YEAR ENDED SEPTEMBER 30,

                                                                    2000          1999         1998          1997         1996
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PER-SHARE DATA ($)

Net asset value, beginning of period                                12.61         13.91        13.51         13.35        13.30

Investment operations:

      Investment income -- net                                        .65           .65          .67           .69          .70

      Net realized and unrealized gain (loss)
      on investments                                                  .17        (1.13)          .48           .41          .19

Total from investment operations                                      .82         (.48)         1.15          1.10          .89

Distributions:

      Dividends from investment
      income -- net                                                 (.65)         (.65)        (.68)         (.70)        (.68)

      Dividends from net realized gain
      on investments                                                (.05)         (.17)        (.07)         (.24)        (.16)

Total distributions                                                 (.70)         (.82)        (.75)         (.94)        (.84)

Net asset value, end of period                                      12.73         12.61        13.91         13.51        13.35

Total return (%)                                                     6.83        (3.62)         8.76          8.56         6.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                           .77           .78          .77           .76          .76

Ratio of net investment income
to average net assets (%)                                            5.25          4.85         4.91          5.15         5.25

Portfolio turnover rate (%)                                         47.12         51.80        63.60         90.03       164.93
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                             236,765       258,586      296,010       291,545      296,798



                                                                      The Fund



<PAGE 7>

Your Investment

ACCOUNT POLICIES

Buying shares

YOUR PRICE FOR FUND SHARES is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open.

YOUR ORDER WILL BE PRICED at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.
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Minimum investments

                                                Initial      Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR
                                                             TELETRANSFER
                                                             INVESTMENTS

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.


When calculating NAV, the fund's investments are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.



<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

IF YOU ARE SELLING OR EXCHANGING SHARES you have owned for less than 30 days, the fund may deduct a 0.10% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).


--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
-------------------------------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                               Your Investment



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.



<PAGE 10>


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES THAT VIRTUALLY ALL OF ITS INCOME DIVIDENDS will be exempt from federal and California state personal income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
--------------------------------------------------------------------------------

INCOME                                     GENERALLY       GENERALLY
DIVIDENDS                                  TAX EXEMPT      TAX EXEMPT

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE


LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%


The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions


Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket, purchased after December 31, 2000.


                                                               Your Investment




<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.



<PAGE 12>

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access


YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.



                                                               Your Investment

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9387, Providence, RI 02940-9387


           By Telephone

 WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900051736

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


           Automatically


WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

   Via the Internet

COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051736

* the fund name

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.




<PAGE 14>

TO SELL SHARES

Write a redemption check OR letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment



<PAGE 15>

NOTES




For More Information

                        General California Municipal Bond Fund, Inc.
                        -----------------------------

                        SEC file number:  811-5872

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Text-only
versions of certain fund
documents can be viewed
online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2001 Dreyfus Service Corporation                                  131P0201